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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 _____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)  March 4, 1997
                                                       ---------------


                               FLUOR CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-7775                   95-0740960
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


    3353 Michelson Drive, Irvine, California                           92698
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    (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (714) 975-2000
                                                    ----------------------------


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On December 20, 1996, Fluor Corporation (the "Company") filed a Registration Statement on Form S-3 (No. 333-18315), as amended by Amendment No. 1 filed on February 14, 1997, relating to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of up to an aggregate principal amount of $400 million of debt securities, which Registration Statement was declared effective on February 18, 1997.

     On March 4, 1997, the Company entered into an Underwriting Agreement and a Pricing Agreement (a copy of which is attached hereto as Exhibit 1.2) with Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, severally and not jointly, subject to certain conditions, to purchase $300 million aggregate principal amount of the Company's 6.95% Notes due March 1, 2007 (the "Notes") at an initial public offering price of 99.551% less underwriting discounts and commissions.

     The issuance and sale of the Notes were completed on March 7, 1997. The Notes were issued pursuant to an Indenture dated as of February 18, 1997 between the Company and Bankers Trust Company, as trustee (a copy of which is attached hereto as Exhibit 4.1).

     In connection with the issuance of the Notes under the Indenture, the Company delivered an Officer's Certificate dated March 7, 1997 (a copy of which is attached hereto as Exhibit 4.2) setting forth the terms of the Notes and certifying the resolutions duly adopted by the Board of Directors of the Company and the Executive Committee of the Board of Directors as of December 11, 1996 and March 4, 1997, respectively.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              The following exhibits are filed with this report on Form 8-K:


              Exhibit No.             Description
              -----------             -----------
              1.2               Underwriting Agreement, dated March 4, 1997, among the Company and
                                Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith
                                Incorporated and Salomon Brothers Inc.

              4.1               Indenture, dated as of February 18, 1997, between the Company and
                                Bankers Trust Company, as Trustee.

              4.2               Officer's Certificate, dated March 7, 1997, setting forth the terms of the Notes and attaching the specimen form of Note.

              5                 Opinion of Gibson, Dunn & Crutcher, LLP regarding the legality of the
                                Notes.

              23                Consent of Gibson, Dunn & Crutcher, LLP (included in Exhibit 5 hereto).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 7, 1997                      FLUOR CORPORATION


                                          By:   /s/ LAWRENCE N. FISHER
                                                ------------------------------
                                          Name:     Lawrence N. Fisher
                                          Its:      Senior Vice President -- Law
                                                    and Secretary



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                                 EXHIBIT INDEX


Exhibit                                                                      Sequentially
Number         Description                                                  Numbered Page
-------        -----------                                                  -------------
 1.2            Underwriting Agreement, dated March 4, 1997, among the
                Company and Goldman, Sachs & Co., Merrill Lynch, Pierce,
                Fenner & Smith Incorporated and Salomon Brothers Inc.

 4.1 Indenture, dated as of February 18, 1997, between the Company and Bankers Trust Company, as Trustee.

 4.2 Officer's Certificate, dated March 7, 1997, setting forth the terms of the Notes and attaching the specimen form of Note.

 5 Opinion of Gibson, Dunn & Crutcher, LLP regarding the legality of the Notes.


 23             Consent of Gibson, Dunn & Crutcher, LLP (included in
                Exhibit 5 hereto).



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